Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT
This FIFTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Agreement”) is entered into as of April 10, 2008 in connection with that certain Credit Agreement, dated as of September 1, 2006, among SNOWFLAKE WHITE MOUNTAIN POWER, LLC (“SWMP”), RENEGY, LLC (“Renegy”), RENEGY TRUCKING, LLC (“Renegy Trucking” and together with Renegy and SWMP, the “Borrowers”), the financial institutions from time to time party thereto (collectively, the “Lenders”) and COBANK, ACB, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), as letter of credit issuer, collateral agent and as a Lender, as amended (as further amended from time to time, the “Credit Agreement”). Capitalized terms used herein but not defined shall have the meaning given to them in the Credit Agreement and section references refer to sections of the Credit Agreement unless otherwise stated.
WHEREAS, Abitibi has sold the Paper Mill (as defined in the Ground Lease) and related assets to Catalyst Paper (Snowflake) Inc., a Delaware Corporation (“Catalyst”) and indirect wholly-owned subsidiary of Catalyst Paper Corporation, a Canadian corporation (“Catalyst Parent”) pursuant to that certain Asset and Stock Purchase Agreement, dated as of February 10, 2008, between Abitibi and Catalyst Parent, which agreement was assigned by Catalyst Parent to Catalyst pursuant to that certain Assignment and Assumption Agreement between Catalyst Parent and Catalyst dated as of February 21, 2008; and
WHERAS, in connection with the sale of the Paper Mill and related assets to Catalyst, Existing Landlord has assigned all rights and obligations of its contractual arrangements in connection with the Project to Catalyst pursuant to that certain Assignment and Assumption Agreement, dated as of April 10, 2008, between Abitibi and Catalyst and Catalyst has assumed such rights and obligations; and
WHEREAS, the Borrowers have requested that the Required Lenders agree to amend the Credit Agreement in certain other respects as set forth herein;
NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1. Consent. The Administrative Agent and undersigned Lender(s) hereby consent to and approve the sale of the Paper Mill and related assets by Abitibi to Catalyst and the assignment by Abitibi to Catalyst of all lessor obligations with respect to the Ground Lease, including the Operations Provisions, that certain Consent and Agreement, dated as of September 1, 2006, by and among Administrative Agent, Abitibi and, with respect to Sections 1.1(c) and 3 thereof, SWMP (“Consent”), the Interconnection Agreement and other contractual arrangements in connection with the Project to, and the assumption of all such obligations by, Catalyst.
2. Waiver. The Administrative Agent and undersigned Lender(s) hereby waive any Default or Event of Default under the Credit Agreement, including without limitation, Sections 5.4.8 and 6.12.1 thereto, solely with respect to the transactions described in Paragraph 1 above.

3. Amendments. The Credit Agreement is hereby amended as follows:
(a) The second sentence of Section 5.22 of the Credit Agreement is hereby amended to replace the word “Abitibi” with “Catalyst”.
(b) Section 8.1.18 of the Credit Agreement is hereby amended to replace the word “Abitibi” with “Catalyst” in all instances.
(c) Exhibit A to the Credit Agreement is hereby amended to replace the definition of “Easements” with the following definition:
“Easements” means the easements granted to SWMP by Abitibi or Catalyst pursuant to Section 3(i) of the Consent and Agreement, dated as of September 1, 2006 among SWMP, Abitibi and Collateral Agent, as amended by Section 1(b) of that certain First Amendment to Consent and Agreement, dated as of April 10, 2008, between Catalyst and Administrative Agent.
(d) Exhibit A to the Credit Agreement is hereby amended to replace the definition of “Ground Lease” with the following definition:
“Ground Lease” means the Lease Agreement, dated as of September 1, 2005, between Abitibi and SWMP, as amended by Section 3 of the Consent and Agreement, dated as of September 1, 2006, among Abitibi, SWMP and Collateral Agent, Amendment No. 2 to Lease Agreement, dated as of August 2, 2007, between Abitibi, SWMP, Amendment No. 3 to Lease Agreement, dated as of August 23, 2007, between Abitibi and SWMP and Section 1(b) of the First Amendment to Consent and Agreement, dated as of April 10, 2008, between Catalyst and SWMP, as assigned to Catalyst pursuant to that certain Assignment and Assumption Agreement, dated as of April 10, 2008 between Abitibi and Catalyst.
(e) Exhibit A to the Credit Agreement is hereby amended to replace the definition of “Interconnection Agreement” with the following definition:
“Interconnection Agreement” means the Standard Large Generator Interconnection Agreement (LGIA), dated as of November 1, 2006, by and among Abitibi, SWMP and APS, as assigned to Catalyst pursuant to that certain Assignment and Assumption Agreement, dated as of April 10, 2008 between Abitibi and Catalyst.
(f) The definitions of “Fuel Stockpile” and “Major Project Participants” in Exhibit A of the Credit Agreement are hereby amended to replace “Abitibi” with “Catalyst”.
(g) Exhibit A to the Credit Agreement is hereby amended to add the following definition:

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“Catalyst” means Catalyst Paper (Snowflake) Inc., a Delaware corporation.
4. Conditions. The waiver in Paragraph 2 above is conditioned upon the Administrative Agent’s receipt of (i) the First Amendment to Consent and Agreement, dated April 10, 2008, between Catalyst and Administrative Agent with respect to the Consent and (ii) all documentation required by Section 24 of the Ground Lease and Section 1.3 of the Consent.
5. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the undersigned Lender(s) as follows:
(a) The representations and warranties made by the Borrowers in Article 4 of the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.
(b) Other than as addressed herein, no Default or Event of Default has occurred and is continuing.
(c) No Material Adverse Effect has occurred and is continuing.
6. Effect of Agreement. This Agreement, together with each exhibit referred and attached hereto, constitutes the entire and only understanding and agreement among the parties, and supersedes all proposals, oral or written, all negotiations, conversations or discussions among the parties, with respect to the subject matter hereof. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent.
7. Headings. The headings in this Agreement are for convenience of reference only and are not part of the substance hereof.
8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to rules of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).
9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10. Counterparts. This Agreement may be executed in multiple originals and by counterpart.
[Signature Page Follows]

IN WITNESS HEREOF, the parties have caused this Agreement to be duly executed by their officers duly authorized as of the date first above written.

SNOWFLAKE WHITE MOUNTAIN POWER, LLC, as Borrower
By:	/s/ Robert M. Worsley
Robert M. Worsley
Manager

RENEGY, LLC, as Borrower
By:	/s/ Robert M. Worsley
Robert M. Worsley
Manager

RENEGY TRUCKING, LLC, as Borrower
By:	/s/ Robert M . Worsley
Robert M. Worsley
Manager

COBANK, ACB, as Administrative Agent and a Lender
By:	/s/ Dale Keyes
Dale Keyes
Vice President, Energy Banking Group

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